SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 28, 1999



                                 IMAGEMAX, INC.
                 (Exact name of issuer as specified in charter)




          Pennsylvania                    0-23077                23-2865585
  (State or Other Jurisdiction          (Commission          (I.R.S. Employer
       of Incorporation or                 file               Identification
          Organization)                   number)                 Number)


                                 ImageMAX, Inc.
                              1100 E. Hector Street
                                    Suite 396
                        Conshohocken, Pennsylvania 19428
                    (Address of principal executive offices)


                                 (610) 832-2111
              (Registrant's telephone number, including area code)





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ITEM 5. Other Events.

         The Nasdaq Stock Market has notified the Company that, effective at the close of the market on January 28, 1999, the Company's common stock was delisted from The Nasdaq Stock Market. The Company's common stock is immediately eligible to trade on the OTC Bulletin Board.

         Statements in this report that are not historical fact, are forward-looking statements that involve risk and uncertainty, including risks associated with the possible decrease in the liquidity of the trading market of the Company's common stock due to its Nasdaq delisting, risks associated with the results of the Company's continuing operations, and those risks set forth in "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and other filings with the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: February 1, 1999                               ImageMAX, Inc.


                                                     /s/ James D. Brown
                                                     ---------------------------
                                                     James D. Brown
                                                     Chief Financial Officer